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                            Prospectus Supplement to

                  VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                               Dated May 1, 1998

Amendment to the Prospectus

  David Semple has been named Co-Portfolio Manager of the Worldwide Emerging Markets Fund. He is a Director of International Equity at the Adviser. Prior to joining Van Eck, Mr. Semple was an investment manager with Peregrine Asset Management (Hong Kong) Limited. (February 1997-1998), a Regional (Asia) Strategist or a member of the Group Sales area of Peregrine Brokerage Limited (October 1993-February 1997) and an investment manager at Murray Johnstone, an investment management company.

                   Prospectus Supplement Dated March 5, 1999